UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 8, 2024
Date of Report (Date of earliest event reported)

1-13948
(Commission file number)
MATIV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware		62-1612879
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

100 Kimball Pl,	Suite 600
Alpharetta,	Georgia	30009
(Address of principal executive offices)		(Zip Code)

1-770-569-4229
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

On January 24, 2024, Mativ Holdings, Inc. (“Mativ” or the “Company”) filed a Current Report on Form 8-K to announce an organizational realignment effective during the first quarter of 2024, resulting in two realigned reportable segments: (1) Filtration & Advanced Materials ("FAM"), focused primarily on filtration media and components, advanced films, coating and converting solutions, and extruded mesh products, and (2) Sustainable & Adhesive Solutions ("SAS"), focused primarily on tapes, labels, liners, specialty paper, packaging and healthcare solutions. The change in reportable segments reflects the realignment of management and the related internal review of our operating segments.

The purpose of the supplemental Mativ realigned segment financial information provided in Exhibit 99.1 (as further described below) is to reflect changes to Mativ's reportable segments. The supplemental Mativ realigned segment financial information is attached hereto as Exhibit 99.1.

Item 7.01    Regulation FD Disclosure

As previously disclosed on November 30, 2023 the Company completed the sale of the Engineered Papers ("EP") business ("EP Divestiture"). The Company previously filed a Current Report on Form 8-K/A on December 6, 2023 to reflect the impact of the EP Divestiture as discontinued operations and to present certain Non-GAAP financial measures quarterly on a comparable basis beginning with the first quarter of 2022 (the “EP Supplemental Financial Information”). The EP business was presented as a discontinued operation for all periods and certain prior period amounts were retrospectively revised to reflect these changes.

As discussed above under “Explanatory Note” (and incorporating that disclosure into this Item 7.01), on January 24, 2024, the Company announced that it had realigned its segment structure, effective the first quarter of 2024. Under the realigned segment reporting structure, the Company’s reportable business segments are FAM and SAS.

Due to the change in Mativ’s reportable segments discussed above, the Company is providing the supplemental realigned segment financial information set forth in Exhibit 99.1 to update the presentation of certain Non-GAAP measures quarterly on a comparable basis previously disclosed in the EP Supplemental Financial Information. This supplemental realigned segment financial information reflects changes to Mativ’s reportable segments discussed above and is intended to enhance Mativ’s shareholders’ ability to evaluate the Company’s operating performance (1) for the three-month periods ended March 31, 2023, June 30, 2023, September 30, 2023, and December 31, 2023 and (2) for the twelve-month period ended December 31, 2023. The realigned segment information is presented on a continuing operations basis.

This information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filings.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Non-GAAP Reconciliation of Mativ Realigned Segment Reporting
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATIV HOLDINGS, INC.
(Registrant)

By:	/s/ Greg Weitzel
Greg Weitzel Executive Vice President and Chief Financial Officer

Dated: May 8, 2024

Exhibit 99.1

As previously disclosed as part of the organizational realignment effective during the first quarter of 2024, Mativ Holdings, Inc. (“Mativ” or the “Company”) reorganized into two new reportable segments: (1) Filtration & Advanced Materials ("FAM") focused primarily on filtration media and components, advanced films, coating and converting solutions, and extruded mesh products, and (2) Sustainable & Adhesive Solutions ("SAS") focused primarily on tapes, labels, liners, specialty paper, packaging and healthcare solutions. The change in reportable segments reflects the realignment of segment level management and the related internal review of Mativ's operating segments.

Non-GAAP Financial Measures

Certain financial measures and comments contained herein exclude restructuring, impairment and other expenses, certain purchase accounting adjustments related to FAM and SAS segment acquisitions, acquisition/merger and integration related costs, stock-based compensation, and depreciation and amortization. Financial measures which exclude or include these items have not been determined in accordance with accounting principles generally accepted in the United States ("GAAP") and are therefore "non-GAAP" financial measures. Reconciliations of these non-GAAP financial measures to the most closely analogous measure determined in accordance with GAAP are included in the financial schedules attached hereto.

The Company believes the presentation of non-GAAP financial measures in addition to the related GAAP measures provides investors with greater transparency on the information used by the Company’s management in its financial and operational decision-making. Management also believes the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company’s financial and operational performance in the same way that management evaluates the Company's financial performance. Management believes providing this information enables investors to better understand the Company’s operating performance and financial condition. These non-GAAP financial measures are not calculated or presented in accordance with, and are not intended to be considered in isolation or as alternatives or substitutes for, or superior to, financial measures prepared and presented in accordance with GAAP, and should be read only in conjunction with the Company's financial measures prepared and presented in accordance with GAAP. The non-GAAP financial measures used in this release may be different from the measures used by other companies.

Supplemental Segment Financial Information

The Company previously filed a Current Report on Form 8-K/A on December 6, 2023 to reflect the impact of the EP Divestiture as discontinued operations and to present certain Non-GAAP financial measures quarterly on a comparable basis beginning with the first quarter of 2022 (the “EP Supplemental Financial Information”). The EP business was presented as a discontinued operation for all periods and certain prior period amounts were retrospectively revised to reflect these changes.

Due to the change in our reportable segments, the Company is providing the supplemental realigned segment financial information set forth in the attached schedules to update the presentation of certain Non-GAAP measures quarterly on a comparable basis previously disclosed in the EP Supplemental Financial Information to reflect changes to the Company’s reportable segments discussed above and enhance the Company’s shareholders' ability to evaluate the Company's operating performance (1) for the three-month periods ended March 31, 2023, June 30, 2023, September 30, 2023, and December 31, 2023 and (2) for the twelve-month period ended December 31, 2023. The realigned segment information is presented on a continuing operations basis.

The supplemental combined legacy financial information is not pro forma information prepared in accordance with Article 11 of Regulation S-X of the SEC, and the preparation of information in accordance with Article 11 would result in a different presentation.

The information presented in these exhibits supersedes any previously disclosed historical financial information, including historical information presented in each of the Company’s quarterly earnings releases for the first through fourth quarter of 2023.

The information being furnished pursuant to Item 7.01 of this Report, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SOURCE: Mativ Holdings, Inc.

CONTACT

Chris Kuepper, IRC
Director, Investor Relations
+1-770-569-4229

Website: http://www.mativ.com

Non-GAAP Reconciliation of Mativ Realigned Segment Reporting
(in millions) (Unaudited)

	Three Months Ended				Twelve Months Ended
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
Filtration & Advanced Materials (FAM)(1)
Net Sales	$220.6	$211.7	$195.8	$181.9	$810.0
GAAP Operating Profit	27.2	28.5	22.6	21.1	99.4
Amortization of intangibles and other purchase accounting adjustments	8.3	8.4	8.4	8.4	33.5
Restructuring, restructuring related, and other impairment expenses	0.7	0.6	1.1	0.6	3.0
Adjusted Operating Profit	$36.2	$37.5	$32.1	$30.1	$135.9
Adjusted Operating Profit Margin	16.4%	17.7%	16.4%	16.5%	16.8%
Depreciation	6.9	6.7	7.0	6.7	27.3
Stock-based compensation expense(2)	0.1	0.1	0.1	0.1	0.4
Adjusted EBITDA	$43.2	$44.3	$39.2	$36.9	$163.6
Adjusted EBITDA Margin	19.6%	20.9%	20.0%	20.3%	20.2%

Sustainable & Adhesive Solutions (SAS)(1)
Net Sales	$328.4	$314.8	$302.4	$270.4	$1,216.0
GAAP Operating Profit (Loss)	5.1	15.3	(405.8)	9.2	(376.2)
Amortization of intangibles and other purchase accounting adjustments	7.6	7.0	7.2	7.1	28.9
Restructuring, restructuring related, and other impairment expenses	0.1	0.3	17.9	3.8	22.1
Goodwill impairment	—	—	401.0	—	401.0
Adjusted Operating Profit	$12.8	$22.6	$20.3	$20.1	$75.8
Adjusted Operating Profit Margin	3.9%	7.2%	6.7%	7.4%	6.2%
Depreciation	14.4	13.6	13.5	13.1	54.6
Stock-based compensation expense(2)	—	—	0.4	(0.1)	0.3
Adjusted EBITDA	$27.2	$36.2	$34.2	$33.1	$130.7
Adjusted EBITDA Margin	8.3%	11.5%	11.3%	12.2%	10.7%

Non-GAAP Reconciliation of Mativ Realigned Segment Reporting
(in millions) (Unaudited)

	Three Months Ended				Twelve Months Ended
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
Corporate Unallocated
GAAP Operating Loss	$(34.5)	$(33.4)	$(36.7)	$(32.5)	$(137.1)
Restructuring, restructuring related, and other impairment expenses	—	1.1	—	0.4	1.5
Acquisition/Merger and integration costs	10.4	9.1	9.2	3.7	32.4
Divestiture costs	—	—	5.3	5.0	10.3
Financing fees	—	—	2.4	2.1	4.5
Adjusted Operating Loss	$(24.1)	$(23.2)	$(19.8)	$(21.3)	$(88.4)
% of total Net Sales	(4.4)%	(4.4)%	(4.0)%	(4.7)%	(4.4)%
Depreciation	1.4	0.7	0.9	0.4	3.4
Stock-based compensation expense(2)	1.2	1.1	0.9	0.9	4.1
Adjusted EBITDA	$(21.5)	$(21.4)	$(18.0)	$(20.0)	$(80.9)
% of total Net Sales	(3.9)%	(4.1)%	(3.6)%	(4.4)%	(4.0)%

Consolidated
Net Sales	$549.0	$526.5	$498.2	$452.3	$2,026.0
GAAP Operating Profit (Loss)	(2.2)	10.4	(419.9)	(2.2)	(413.9)
Amortization of intangibles and other purchase accounting adjustments	15.9	15.4	15.6	15.5	62.4
Restructuring, restructuring related, and other impairment expenses	0.8	2.0	19.0	4.8	26.6
Goodwill impairment	—	—	401.0	—	401.0
Acquisition/Merger and integration costs	10.4	9.1	9.2	3.7	32.4
Divestiture costs	—	—	5.3	5.0	10.3
Financing fees	—	—	2.4	2.1	4.5
Adjusted Operating Profit	$24.9	$36.9	$32.6	$28.9	$123.3
Adjusted Operating Profit Margin	4.5%	7.0%	6.5%	6.4%	6.1%
Depreciation	22.7	21.0	21.4	20.2	85.3
Stock-based compensation expense(2)	1.3	1.2	1.4	0.9	4.8
Adjusted EBITDA	$48.9	$59.1	$55.4	$50.0	$213.4
Adjusted EBITDA Margin	8.9%	11.2%	11.1%	11.1%	10.5%

(1) As part of the organizational realignment effective during Q1 of 2024, we have reorganized into two new reportable segments: (1) Filtration & Advanced Materials ("FAM"), focused primarily on filtration media and components, advanced films, coating and converting solutions, and extruded mesh products, and (2) Sustainable & Adhesive Solutions ("SAS"), focused primarily on tapes, labels, liners, specialty paper, packaging and healthcare solutions. The change in reportable segments reflects the realignment of management and the related internal review of our operating segments.

(2) Stock-based compensation excludes stock-based compensation included in Acquisition/Merger and integration costs.
4